                                                              FILE NOS: 33-13051
                                                                        811-5089

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 5, 1999

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 30, 1999, at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of KPMG LLP as independent accountants of Account TSB for the year ending December 31, 1999.

          3. To approve the Administrative Services Agreement and Agreement to Provide Guarantees between Account TSB and The Travelers Insurance Company.

          4. To approve revised Rules and Regulations.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on February 19, 1999 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON FRIDAY, APRIL 30, 1999

     THE BOARD OF MANAGERS OF THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TSB) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Friday, April 30, 1999, at the offices of Account TSB, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 5, 1999.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account TSB's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement, for the ratification of the selection of KPMG LLP as independent accountants for the fiscal year ending December 31, 1999, and for the approval of the Administrative Services Agreement and Agreement to Provide Guarantees and approval of revised Rules and Regulations.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account TSB as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account TSB, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 19, 1999 (the record date) will be entitled to notice of and to vote at the annual
meeting. On the record date, there were           units of Account TSB
outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1999, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 20% of the voting securities of Account TSB present at the meeting in person or by proxy. Approval of Proposals 3 and 4 requires the affirmative "vote of a majority of the outstanding voting securities" of Account TSB. Under the Investment Company Act of 1940, as amended ("1940

Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contract Owners abstain.

ANNUAL REPORT

     Account TSB's Annual Report containing financial statements for the fiscal year ended December 31, 1998, was mailed to Contract Owners of record as of December 31, 1998. Copies of the Annual Report and the most recent semi-annual report succeeding Account TSB's Annual Report may be obtained without charge by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 29, 1999.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/98
   -----------                         --------------------                     ---------
Heath B. McLendon*  Managing Director (1993-present), Smith Barney Inc.           None
      Age 65        ("Smith Barney"); Chairman (1993-present), Smith Barney
Member Since 1995   Strategy Advisors, Inc.; President and Director
                    (1994-present), Mutual Management Corp.; Director and
                    President (1996-present), Travelers Investment Adviser,
                    Inc.; Chairman and Director of forty-two investment
                    companies associated with Smith Barney; Chairman, Board of
                    Trustees, Drew University; Advisory Director, First Empire
                    State Corporation; Chairman, Board of Managers, seven
                    Variable Annuity Separate Accounts of The Travelers
                    Insurance Company+; Chairman, Board of Trustees, five
                    Mutual Funds sponsored by The Travelers Insurance
                    Company++; prior to July 1993, Senior Executive Vice
                    President of Shearson Lehman Brothers Inc.; Vice Chairman
                    of Shearson Asset Management; Director of PanAgora Asset
                    Management, Inc. and PanAgora Management Limited.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/98
   -----------                         --------------------                     ---------
  Knight Edwards    Of Counsel (1988-present), Partner (1956-1988), Edwards &     None
      Age 75        Angell, Attorneys; Member, Advisory Board (1973-1994),
Member Since 1986   thirty-one mutual funds sponsored by Keystone Group, Inc.;
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.
Robert E. McGill,   Retired manufacturing executive. Director (1983-1995),        None
       III          Executive Vice President (1989-1994) and Senior Vice
      Age 67        President, Finance and Administration (1983-1989), The
Member Since 1986   Dexter Corporation (manufacturer of specialty chemicals
                    and materials); Vice Chairman (1990-1992), Director
                    (1983-1995), Life Technologies, Inc. (life
                    science/biotechnology products); Director (1994-present),
                    The Connecticut Surety Corporation (insurance); Director
                    (1995-present), Chemfab Corporation (manufacturer of
                    specialty materials); Director (1999-present) Ravenwoods
                    Winery, Inc.; Member, Board of Managers, seven Variable
                    Annuity Separate Accounts of The Travelers Insurance
                    Company+; Trustee, five Mutual Funds sponsored by The
                    Travelers Insurance Company++.
  Lewis Mandell     Dean, School of Management (1998-present) University at       None
      Age 56        Buffalo; Dean, College of Business Administration
Member Since 1990   (1995-1998), Marquette University; Professor of Finance
                    (1980-1995) and Associate Dean (1993-1995), School of
                    Business Administration, and Director, Center for Research
                    and Development in Financial Services (1980-1995),
                    University of Connecticut; Director (1992-present), GZA
                    Geoenvironmental Tech, Inc. (engineering services);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/98
   -----------                         --------------------                     ---------
 Frances M. Hawk,   Private Investor (1997-present), Portfolio Manager (1992-     None
     CFA, CFP       1997), HLM Management Company, Inc. (investment
      Age 51        management); Assistant Treasurer, Pensions and Benefits
Member Since 1991   Management (1989-1992), United Technologies Corporation
                    (broad-based designer and manufacturer of high technology
                    products); Member, Board of Managers, seven Variable
                    Annuity Separate Accounts of The Travelers Insurance
                    Company+; Trustee, five Mutual Funds sponsored by The
                    Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Money Market
   Portfolio; High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of The Travelers Investment Management Company ("TIMCO"), the investment adviser to Account TSB. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc., a wholly owned subsidiary of Citigroup Inc. Mr. McLendon also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account TSB' Nominating Committee consists of those members of the Board of Managers who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1998, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account TSB' Secretary prior to December 31, 1999.

MEETINGS

     There were four regular meetings and two special meetings of the Board of Managers of Account TSB during 1998. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account TSB.

     In addition, Account TSB has adopted an Emeritus Program for non-interested Board members pursuant to which Account TSB Board and the management of Account TSB can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by Account TSB, must retire from the Board at age 80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of Account TSB and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                                        AMOUNTS PAID DURING CALENDAR YEAR
                                           ENDED DECEMBER 31, 1998 FOR
                                       FIVE MUTUAL FUNDS AND SEVEN VARIABLE
BOARD MEMBER                            SEPARATE ACCOUNTS (AGGREGATE FEE)
------------                           ------------------------------------
Heath B. McLendon                                      N/A
Knight Edwards                                     $31,500.00
Robert E. McGill III                               $34,000.00
Lewis Mandell                                      $34,000.00
Frances M. Hawk                                    $34,000.00

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TSB recommends approval of the Proposal to elect five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 29, 1999 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account TSB, to select the firm of KPMG LLP as the independent accountants of Account TSB for the fiscal year ending December 31, 1999. A representative from KPMG LLP is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     Account TSB did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP (formerly known as Coopers & Lybrand L.L.P.) on January 29,

1999. On that same day, KPMG LLP was engaged as principal accountant for Account TSB. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

     The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit Account TSB's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

     During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

     Attached as Exhibit A is a letter addressed to the Securities and Exchange Commission from PricewaterhouseCoopers L.L.P. stating that PricewaterhouseCoopers agrees with the statements set forth above with respect to the change of principal accountants.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of Account TSB's annual audits with Account TSB's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk and are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1998, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TSB recommends approval of the Proposal to ratify the selection of KPMG LLP as independent accountants.

3. APPROVAL OF THE ADMINISTRATIVE SERVICES AGREEMENT AND AGREEMENT TO PROVIDE GUARANTEES

     It is proposed that Contract Owners approve the Administrative Services Agreement and Agreement to Provide Guarantees between Account TSB and Travelers Insurance which contains a provision relating to the method of payment of market timing fees.

     As background, Account TSB, Travelers Insurance and Tower Square Securities, Inc. ("Tower Square") had previously entered into a Distribution and Management Agreement which provided that (1) Tower Square would act as distributor and principal underwriter for Account TSB and that (2) Travelers Insurance would provide certain administrative and other services to Account TSB. It also contains a provision relating to the method of payment of market timing fees, among other provisions. In conjunction with the merger of Travelers Group Inc. and Citicorp, Inc. on October 8,

1998, Account TSB entered into a Distribution and Principal Underwriting Agreement with CFBDS, Inc., an unaffiliated broker dealer registered under the Securities Exchange Act of 1934. In substance, Tower Square was replaced by CFBDS, Inc. to provide distribution and principal underwriting services to Account TSB on October 8, 1998. The provisions of the Distribution and Management Agreement relating to the provisions of administrative services and certain guarantees by Travelers Insurance remained intact.

     The provisions of the Distribution and Management Agreement relating to the administrative services and other provisions have been restated in a new agreement, the Administrative Services Agreement and the Agreement to Provide Guarantees. The agreement is substantially similar to the provisions in the Distribution and Management Agreement relating to the administrative services and minimum guarantees by Travelers Insurance to Account TSB. For example, Travelers Insurance will still provide the same services as set forth in the Distribution and Management Agreement for the payment of the mortality and expense risk charge under the variable contracts to Travelers Insurance.

     In many cases, the new agreement simply makes explicit what was implied in the Distribution and Management Agreement, such as the requirement for Travelers Insurance to implement procedures to better serve the Contract Owner. However, there are some differences between the proposed agreement and the Distribution and Management Agreement. Among these differences are the parties to the agreement (the broker dealer is no longer a party to the agreement) and the responsibilities of the Travelers Insurance (Travelers Insurance will have somewhat greater responsibilities under the agreements).

     In the past you have been asked to vote annually on the Distribution and Management Agreement. In certain filings we made with the Securities and Exchange Commission in the past, we stated that we contemplated obtaining your vote on the Agreement each year. Travelers Insurance management has now reviewed these filings as well as applicable laws and regulations, and has determined that annual Contract Owner approval of the Distribution and Management Agreement should not be necessary.

     Holding an annual meeting simply to approve the renewal of management and distribution agreements would be costly. Most registered open-end investment companies no longer hold regular annual shareholder meetings. In an effort to reduce costs, and because annual Contract Owner approval of the continuance of Distribution and Management Agreement does not appear to significantly benefit Contract Owners or the Account TSB, it is expected that annual Contract Owner approval of the Distribution and Management Agreement will no longer be sought.

     A "vote of a majority of the outstanding voting securities" of Account TSB is required to approve the Administrative Service Agreement and Agreement to Provide Guarantees. If Contract Owners in Account TSB do not approve this matter, market timing fees relating to Account TSB will be paid by pre-authorized partial surrenders, to the extent permitted by tax law, or by sending a check to Copeland, and the Administrative Service Agreement and Agreement to Provide Guarantees will continue in effect.

     A copy of the Administrative Services Agreement and Agreement to Provide Guarantees is attached hereto as Exhibit B.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TSB recommends the approval of the proposal to approve the Administrative Services Agreement and Agreement to Provide Guarantees.

4.  TO APPROVAL THE REVISED RULES AND REGULATIONS

     The Board of Managers approved the Revised Rules and Regulations of Account TSB at the January 29, 1999 Board of Managers meeting. The Rules and Regulations govern how Account TSB operates. The purpose for adopting new Revised Rules and Regulations is to standardize the Rules and Regulations for all managed separate accounts affiliated with Travelers Insurance and to simplify and modernize the rules and regulations. The Revised Rules and Regulations will minimize costs and delays associated with frequent Contract Owner meetings. The original Rules and Regulation were written on October 31, 1986 as set forth in Exhibit C. The revised Rules and Regulations are set forth in Exhibit D.

     The revisions to the Rules and Regulations generally fall into three categories -- those that directly affect Contract Owners, those that directly affect Managers, and those provisions that relate to indemnification.

     REVISIONS THAT DIRECTLY AFFECT CONTRACT OWNERS. The revisions to the Rules and Regulations that directly affect Contract Owners are the revisions that: (1) no longer require annual meetings of the Contract Owners; (2) set forth the matters on which Contract Owners may vote; (3) reduce the quorum to 20%; (4) provide for Contract Owner action by written consent; and (5) revise the notice of meeting date.

     Contract Owner meetings entail substantial costs, which could diminish the benefits of certain cost savings programs implemented or to be implemented by Account TSB through the Administrative Services Agreement and the Agreement to Provide Guarantees. In part because of the costs involved, most mutual funds and separate accounts registered under the federal securities laws no longer hold annual shareholders meetings unless there are material changes in the operation of the mutual fund or separate account.

     Travelers Insurance estimates the savings from no longer holding annual
Contract Owner meetings to be approximately      . These costs should be weighed
against the benefits of Contract Owner scrutiny. However, even without such Contract Owner scrutiny, the Board will carefully consider the matters that were formerly brought before Contract Owners at the annual meeting.

     The remaining revisions that affect Contract Owners generally clarify the items that require Contract Owner vote, and make it easier to obtain that vote in an efficient and cost effective manner. For instance, permitting Contract Owners' to approve matters by consent, will enable the Board to more quickly resolve various issues, including the ability to respond to a change in the laws affecting Account TSB. These governance provisions are important in today's rapidly changing business environment.

     CHANGES THAT DIRECTLY AFFECT MANAGERS. The revisions to the Rules and Regulations that directly affect Managers are those revisions that: (1) provide for an indefinite term of Managers;

(2) provide for telephonic meeting of Managers; (3) permit consent actions of Managers, where permitted by law; and (4) provide that Managers may elect an executive or other committee.

     As with the revisions that affect Contract Owners, the purpose of these changes is to operate Account TSB on a more cost-effective basis, as well as to provide greater governance flexibility. For instance, by no longer requiring annual election of the Managers, Account TSB will eliminate the expenses associated with having an annual Contract Owner meeting. Similarly, by permitting Board of Managers meetings to be conducted by telephone, Account TSB will save many of transportation and lodging costs associated with conducting a Board meeting, and will enable the Board to conduct meetings on a more timely basis.

     CHANGES THAT AFFECT INDEMNIFICATION PROVISIONS. The Revised Rules and Regulations generally clarify and tighten the limitations of liabilities and indemnification provisions. These revisions are consistent with industry practice.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TSB recommends approval of the Revised Rules and Regulations.

5.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account TSB's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 5, 1999.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     The Travelers Investment Management Company ("TIMCO"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account TSB.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

     CFBDS, Inc., 21 Milk Street, Boston, Massachusetts is the distributor and principal underwriter for Account TSB.

ADMINISTRATIVE SERVICES AGREEMENT

     Travelers Insurance, One Tower Square, Hartford, Connecticut is the administrator for Account TSB.

OFFICERS OF ACCOUNT TSB

      NAME                    TITLE              POSITION HELD SINCE
      ----                    -----              -------------------
Ernest J. Wright   Secretary                     October 21, 1994
Kathleen A. McGah  Assistant Secretary           January 27, 1995
David A. Golino    Principal Accounting Officer  January 30, 1998

     The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                                                       EXHIBIT A

PRICEWATERHOUSECOOPERS LOGO

February 15,1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
Gentlemen:

     We were informed on February 10, 1999, that the Board of Managers of The Travelers Timed Short-Term Bond Account for Variable Annuities (Commission File Number 33-13051) (the "Fund") voted to replace PricewaterhouseCoopers LLP as auditors of the Fund effective January 29, 1999. We have read the Statements made by the Board of Managers of the Fund as part of the definitive Proxy Statement dated March 5, 1999, which we understand will be filed with the Commission, pursuant to Regulation 229, Item 304, as part of the Fund's Proxy Book dated March 5, 1999. We agree with the statements concerning our Firm in such Proxy.

Very truly yours,

PRICEWATERHOUSECOOPERS LOGO

PricewaterhouseCoopers LLP

                                   EXHIBIT B

                       ADMINISTRATIVE SERVICES AGREEMENT
                                      AND
                        AGREEMENT TO PROVIDE GUARANTEES

     THIS AGREEMENT is made and entered into this 1st day of May 1999, by and between THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES, a separate account established by The Travelers Insurance Company under the laws of the State of Connecticut (the "Separate Account") and registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company, and THE TRAVELERS INSURANCE COMPANY, a Connecticut stock insurance company (the "Administrator" or the "Company").

     WHEREAS, the Separate Account entered into a Distribution and Management Agreement dated February 1, 1995 ("February Agreement") by and among the Company, Tower Square Securities, Inc., and the Separate Account, under which the Administrator agreed, among other things, to provide administrative services for the Separate Account in connection with variable annuity contracts issued by the Company (the "Contracts"), the net proceeds of which or reserves for which are maintained in the Separate Account; and

     WHEREAS, it is the purpose of this Agreement to restate the mutual agreement of the parties hereto with respect to the services to be performed and guarantees to be made by the Administrator, and the terms and conditions under which such services and guarantees will be provided, in connection with the Contracts;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

I.  APPOINTMENT AND OBLIGATIONS OF THE ADMINISTRATOR

     The Administrator is hereby appointed to provide the administrative services and guarantees described herein and to assume the obligations set forth below in Sections II and III, subject to the terms of this Agreement and the control of the Separate Account's Board of Managers (the "Board," a member of which is a "Manager"). The Administrator hereby accepts such employment.

II.  DUTIES OF THE ADMINISTRATOR

     The Separate Account employs the Administrator, at the Administrator's expense:

          A. to supervise all aspects of the operations of the Separate Account (other than investment advisory activities), including the supervision and coordination of custodial and accounting services; provided, however, that nothing herein shall be deemed to relieve or deprive the Board of its oversight responsibilities for and control of the conduct of the affairs of Separate Account;

          B. to provide the Separate Account with corporate, administrative, and clerical personnel and services, including the maintenance of the books and records of the Separate Account in accordance with Section 31 of the 1940 Act;

          C. to provide for the periodic preparation, updating, filing, and distribution (as applicable) of the Separate Account's or the Contracts' registration statement, proxy materials, and required reports to the Contract Owners and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

          D. to provide the Separate Account with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationary supplies and similar items;

          E. to perform other administrative functions for the Separate Account, including:

             1. compute and publish the Separate Account's daily net asset value and daily income;

             2.  compute the Separate Account's yields and total returns;

             3. schedule, plan agendas for, and conduct meeting of the Managers and Contract Owners, and to pay all expenses associated with such meetings, including all expenses and compensation paid to Managers;

             4.  coordinate the efforts of the Separate Account's auditors;

             5. maintain corporate records not otherwise maintained by the Separate Account's custodian or accounting agent;

             6. monitor state and federal laws as they may apply to the Separate Account; and

             7. coordinate the efforts of attorneys providing legal advice relating to the Separate Account;

          F. to maintain the Separate Account's existence, and during such times as the units of the Separate Account are offered, maintain the registration and qualification of the Separate Account and the Contracts under federal and, as applicable, state law;

          G. to develop and implement, if appropriate, management and Contract owner services designed to enhance the value or convenience of the Separate Account as an investment vehicle;

          H. to provide the Board on a regular basis with reports and analyses of the Separate Account's operations and the operations of comparable investment companies;

          I. to pay the charges and expenses of independent accountants retained by the Separate Account; and

          J. to respond to inquiries from Contract Owners relating to the Separate Account or, if appropriate, to refer any such inquiries to the Separate Account's officers or Managers.

III.  GUARANTEES PROVIDED BY THE ADMINISTRATOR

     The Administrator hereby agrees:

          A. to provide any guarantee contained in the Contracts applicable to minimum death proceeds payable prior to the commencement of annuity payments; and

          B. to guarantee that the annuity payments will not be affected by mortality experience (under the Contracts the reserves for which are invested in the Separate Account) and to assume the risks that (i) the actuarial estimate of mortality rates among annuitants may prove erroneous and that reserves set up on the basis of such estimates will not be sufficient to meet the Company's variable annuity payment obligations, and
     (ii) the charges for services and expenses of the Company set forth in the Contracts, including the payment for any guaranteed minimum death benefit prior to maturity date specified in the Contracts, may not prove sufficient to cover the Company's actual expenses.

IV.  MARKET TIMING FEES

     The Separate Account will reimburse the Administrator for charges and expenses paid by the Administrator to registered investment advisers which provide market timing investment advisory services relating to the Contracts pursuant to written agreements between the Contract Owners and such market timing investment advisers, which agreements are acceptable to the Administrator. The failure of the Contract Owners to approve this Agreement shall have no effect on the validity of the provisions of this Agreement other than this paragraph IV.

V.  CONTROL BY THE BOARD OF MANAGERS

     Any activities undertaken by the Administrator pursuant to this Agreement on behalf of the Separate Account shall at all times be subject to any directives of the Board.

VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

     In carrying out its obligations under this Agreement, the Administrator shall at all times conform to:

          A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

          B. the provisions of the registration statement of the Separate Account, as the same may be amended from time to time, under the 1940 Act;

          C. the provisions of the Rules and Regulations of the Separate Account; and

          D.  any other applicable provisions of state and federal law.

VII.  COMPENSATION

     The Administrator shall receive the deductions made under the Contracts for administrative expenses and minimum death benefit guarantees as compensation for its administrative services rendered and minimum death benefit guarantees provided. In addition, the Administrator shall receive from the Separate Account the mortality and expense risk fee deducted in computing unit value for mortality and expense risk guarantees furnished.

VIII.  NON-EXCLUSIVITY

     The services of the Administrator to the Separate Account are not to be deemed exclusive, and the Administrator shall be free to render similar services to others (including other investment companies) so long as its services to the Separate Account are not impaired thereby. It is understood and agreed that officers and directors of the Administrator may serve as officers or managers of the Separate Account and that officers and Managers of the Separate Account may serve as officers or directors of the Administrator to the extent permitted by law. The officers and directors of the Administrator are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, or trustees of any other firm, corporation, or trust, including other investment companies.

IX.  TERM

     This Agreement shall become effective on the date on which it is executed and shall continue automatically for successive annual periods (unless terminated as hereinafter provided).

X.  TERMINATION

     This Agreement may be terminated at any time, without the payment of any penalty, by the Separate Account by giving sixty (60) days' written notice of such termination to the Administrator, or may be terminated at any time by the Administrator by giving sixty (60) days' written notice of such termination to the Separate Account. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.

     Notwithstanding termination of the agreement, the Company shall continue to provide administrative services, minimum death benefit guarantees, and mortality and expense risk guarantees provided for herein with respect to the Contracts in effect on the date of termination, and the Administrator shall continue to receive the compensation provided under this Agreement.

XI.  AMENDMENTS

     This Agreement may be amended at any time or from time to time by an instrument in writing signed by a duly authorized officer or Manager of the Separate Account and by a duly authorized officer of the Administrator.

XII.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Connecticut, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act or rules thereunder.

XIII.  NOTICE

     Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified, or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Separate Account at:
          The Travelers Timed Short-Term
        Bond Account for Variable Annuities
        One Tower Square
        Hartford, CT 06183

        Attn: Chairman, Board of Managers

    To the Administrator at:
          The Travelers Insurance Company
        One Tower Square
        Hartford, CT 06183

        Attn: Corporate Secretary

     Each such notice, advice or report shall be effective upon receipt or three days after mailing.

XIV.  SEVERABILITY

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XV.  ENTIRE AGREEMENT

     This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

XVI.  1940 ACT

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officials as of the day and year first written above.

                                         THE TRAVELERS TIMED SHORT-TERM BOND
                                         ACCOUNT FOR VARIABLE ANNUITIES

                                         By:
                                         ---------------------------------------

                                         Name:
                                         ---------------------------------------

                                         Title:
                                         ---------------------------------------

Attest:
----------------------------------------------

                                         THE TRAVELERS INSURANCE COMPANY

                                         By:
                                         ---------------------------------------

                                         Name:
                                         ---------------------------------------

                                         Title:
                                         ---------------------------------------

Attest:
----------------------------------------------

                                   EXHIBIT C

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES

                             RULES AND REGULATIONS

                                   ARTICLE I

                                    GENERAL

     Section 1. Name. The name of this separate account will be The Travelers Timed Short-Term Bond Account for Variable Annuities (referred to as "Separate Account"). The name of the Separate Account has been selected by and belongs to The Travelers Insurance Company (the "Company"). The use of its name by the Separate Account will in no way prevent the Company or any company affiliated with the Company from using the name "Travelers" with any other word or words in connection with any other entity or business, whether competitive with the Separate Account or not. The Company's red umbrella service mark may be used by the Separate Account only with the consent of the Company, which reserves the right to withdraw such consent.

     Section 2. Office. The office of the Separate Account will be in the City of Hartford, Connecticut.

     Section 3. Purposes. The purposes of the Separate Account are to provide an account for assets to be set aside, separate and apart from the other assets of the Company, for the credit and sole benefit of variable contracts issued by the Company and entitled to participate in the Separate Account. The assets of the Separate Account will be held and applied exclusively to meet obligations (including expenses) to provide variable benefits under variable contracts participating in the Separate Account, as provided in such contracts, all in accordance with applicable state law and as may be required to comply with the requirements of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission under the Act.

                                   ARTICLE II

                               BOARD OF MANAGERS

     Section 1. Election. An initial Board of Managers of six members will be elected by the Board of Directors of the Company to serve until the first meeting of the owners of the variable contracts (referred to as "Contract Owners"), at which time a Board of Managers will be elected by the Contract Owners. Thereafter a Board of Managers will be elected annually by the Contract Owners. There shall be a minimum of five and a maximum of ten members, and the number fixed by resolution of the Contract Owners or Board of Managers, or in the absence thereof, will be the number of members at any time within such minimum and maximum will be the number of members elected at the preceding annual meeting of the Contract Owners. Each member will serve, subject to applicable law, until the next annual meeting of the Contract Owners and until his successor is duly elected and qualified. Members of the Board of Managers need not be Contract Owners.

     Section 2. Meetings. Regular meetings of the Board of Managers will be held at such places and at such times as the Board of Managers by vote may determine from time to time, and if so determined no call or notice need be given. Special meetings of the Board of Managers may be held in Hartford, Connecticut, at any time whenever called by the Chairman of the Board of Managers, or any two or more members of the Board of Managers, notice being given to each member by the Secretary or Assistant Secretary or the person or persons calling the meeting, or at any time without formal notice provided all the members are present or those not present waive notice in writing which is filed with the records of the meeting. Notice of special meetings, stating the time and place, will be given by mailing the same to each member at his residence or business address at least two days before the meeting or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting unless, in case of urgency, the Chairman of the Board of Managers prescribes a shorter notice to be given personally or by telephoning or telegraphing each member at the member's residence or business address. The Chairman of the Board of Managers will preside at all meetings of the Board at which he is present. Whenever any notice is required to be given to any member of the Board of Managers under this Section, a waiver in writing signed by the member entitled to such notice, whether before or after the time stated in the notice, will be deemed equivalent to giving notice. Any waiver will be filed with the records of the meeting.

     Section 3. Quorum. A majority of the members of the Board of Managers in office will constitute a quorum for the transaction of business at any meeting of the Board, and at every meeting the presiding officer for the time being will have the right to vote. When a quorum is present at any meeting, a majority of the members present will decide any question brought before the meeting except as otherwise provided by applicable law, or by these Rules and Regulations.

     Section 4. Officers. At the first meeting of the Board of Managers and at the first meeting following each annual meeting of the Contract Owners, the Board of Managers will elect one of its members to act as Chairman of the Board of Managers to hold office until a successor is elected and qualified. The Board of Managers may also elect a Secretary and an Assistant Secretary of the Board of Managers who may or may not be a member of the Board of Managers. The Secretary of Assistant Secretary will have the power to certify the minutes of the proceedings of the Contract Owners and Board of Managers and any portions of the minutes and will perform any other duties and have any other powers as the Board of Managers designates from time to time. In the absence of the Secretary or Assistant Secretary, a temporary Secretary will perform these duties and have these powers.

     Section 5. Resignations and Removal. Any member of the Board of Managers or the Secretary or Assistant Secretary may resign at any time by mailing or delivering his resignation in writing to the Chairman of the Board of Managers. Contract Owners may, at any meeting called for the purpose, by vote of a majority of all votes entitled to be cast, remove any member of the Board of Managers or the Secretary or Assistant Secretary.

     Section 6. Vacancies. After the first meeting of Contract Owners, no person will serve as a member of the Board of Managers unless duly elected to the office by ballot of the Contract Owners called for that purpose except that whenever any vacancy occurs in the Board of Managers by death, resignation or otherwise, the vacancy may be filled by the Board for the remainder of the term for which the member was elected, if, immediately after filling any vacancy occurring after the first meeting of Contract Owners, at least two-thirds of the members then holding offices have been elected by the Contract Owners. In the event that at any time after the first meeting of Contract Owners at least two-thirds of the Board have not been so elected, the Board of Managers will cause to be held as promptly as possible, and in any event within sixty days, a meeting of the Contract Owners for the purpose of electing a member or members to fill the existing vacancy or vacancies in the Board of Managers.

                                  ARTICLE III

                                CONTRACT OWNERS

     Section 1. Annual Meeting. The first annual meeting of the Contract Owners will be held at the hour and place the Board of Managers may appoint, on the first Monday of March or on some other day within two months thereafter as fixed by the Board of Managers which first occurs after the effective date of the Registration Statement with the Securities and Exchange Commission. Thereafter annual meetings of the Contract Owners will be held at the hour and place the Board of Managers may appoint, on the first Monday of March or on some other day within two months thereafter as fixed by the Board of Managers.

     Section 2. Special Meetings. Special meetings of the Contract Owners may be called by a majority of the Board of Managers at the times and places they may determine. The notice of a special meeting will state the purposes of the meeting and no business will be transacted at the meeting except matters coming within the stated purposes.

     Section 3. Notice of Meeting. A notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purposes for which the meeting is called, will be given to each Contract Owner of a record date within seventy-five days prior to the date of the meeting selected by the Board of Managers, by mailing to his address as it appears on the records of the Company not less than twenty days prior to the day of the meeting. Only persons owning a contract on the date used to determine the Contract Owners entitled to notice will be entitled to vote at the meeting. Notice of any adjourned meeting will not be required. Whenever any notice of time, place or any other matter is required to be given to Contract Owners, a waiver thereof in writing signed by the Contract Owner entitled to the notice, whether before or after the time stated in the notice, will be deemed equivalent to the giving of notice. Any waivers will be filed with the records of the meeting.

     Section 4. Quorum. Contract Owners entitled to vote, represented either in person or by proxy, will constitute a quorum for the transaction of business at any annual or special meeting of the Contract Owners, provided that there is represented, either in person or by proxy, at any meeting, twenty percent (20%) of the votes entitled to be cast. If a quorum is not present, a majority of votes represented may adjourn the meeting to some later time. When a quorum is present, a majority of the votes represented in person or by proxy will determine any questions except as may be otherwise provided by these Rules and Regulations or by applicable law.

     Section 5. Proxies. A Contract Owner may vote either in person or by proxy duly executed in writing by the Contract Owner. A proxy for any meeting will be valid for any adjournment of such meeting.

     Section 6. Voting. The records of the Company will be conclusive in determining Contract Owners entitled to vote. The number of votes which the Contract Owner may cast will be determined as of the record date chosen by the Board of Managers not more than seventy-five nor less than twenty days prior to the date of the annual or any special meeting of the Contract Owners, provided that the record date may be less than twenty days prior to the initial meeting of Contract Owners. Prior to the commencement of payments under a variable annuity contract, the number of votes will equal the number of Accumulation Units credited to the contract. After variable payments have commenced, the number of votes will equal the amount of the assets in the Separate Account established to meet variable obligations related to the variable contract, divided by the value of an Accumulation Unit.

     The Company will furnish to the Contract Owner (or mail in accordance with his instructions) proxy materials. In no case will the Company be under any duty to inquire as to the instructions received by, or the authority of, the Owner, with respect to votes cast by a Contract Owner in person or by proxy, which will be valid and effective insofar as the Company, the Separate Account and other Contract Owners are concerned.

     Section 7. Tellers. Every meeting of the Contract Owners will be organized by the election viva voce of a chairman and clerk. The Chairman will appoint two tellers to receive, count and report all ballots cast at the meeting and he may also appoint a committee on qualifications and proxies to inquire and report to the meeting what Contract Owners are present, duly qualified or properly represented. If the right of any person to vote be questioned, the Chairman of the meeting will, on receiving the report of the committee on qualifications and proxies, determine the person's said rights, subject to an appeal from such decision to the meeting.

                                   ARTICLE IV

                     POWERS AND DUTIES OF BOARD OF MANAGERS

        The Board of Managers will have the following powers, responsibilities and duties:

          1. To select and approve annually an independent public accountant, whose employment will be approved by the Contract Owners;

          2. To execute a management agreement or agreements and an investment advisory agreement or agreements providing for sales and administrative services, mortality guarantees, expense guarantees, investment advisory services and other related matters, which agreements will be submitted for approval or rejection by Contract Owners at their first meeting;

          3. To consider annually the terms of any management and investment advisory agreements approved by Contract Owners and approve their continuance or submit for action by Contract Owners recommendations for amendment or termination;

          4. To recommend any changes in the fundamental investment policies of the Separate Account and to submit the same to the Contract Owners at any annual or special meeting;

          5. To supervise the investment of the assets of the Separate Account in accordance with the fundamental investment policies of the Separate Account;

          6. To enter into agreements and to take any and all actions necessary or proper in connection with the operation and management of the Separate Account and the assets of it.

                                   ARTICLE V

                      FEES OF MEMBERS OF BOARD AND OTHERS

     The Board of Managers will have power to fix and determine the fee or fees to be paid members of the Board of Managers or any person elected by the Board of Managers or by the Contract Owners on account of services to the Separate Account, except that members of the Board of Managers who are also officers, directors or employees of the Company or The Travelers Corporation or any company affiliated with The Travelers Corporation will not be entitled to any fee. Any fees so fixed and determined by the Board of Managers shall be subject to revision or amendment by the Contract Owners and may be paid by the Company in accordance with the terms of any management agreement entered into with the Separate Account.

                                   ARTICLE VI

                                INDEMNIFICATION

     Indemnification will be provided members of the Board of Managers, officers and employees of the fund in accordance with the standards established by
Section 33-32a of the Connecticut General Statutes relating to indemnification under the Connecticut Stock Corporation Act as it may now exist or may exist in the future.

                                  ARTICLE VII

                             VALUATION OF THE FUND

     Section 1. Valuation of Assets. In determining the total value of the assets of the Separate Account on any valuation date, securities will be taken at their market value at the close of the New York Stock Exchange and all other assets at fair value, determined as follows:

          (1) In the case of securities actively traded in the over-the-counter market, the mean between the bid and asked prices on the valuation date will be used, provided that in the case of short term discount securities, amortized cost (which approximates market value) will be used.

          (2) In the case of securities not actively traded in the over-the-counter market, the following guidelines will be used consistent with generally accepted accounting principles:

             (a) Consideration will be given to recent bid prices for securities of the same issuer closely comparable with respect to ranking, yield and other features to those being valued;

             (b) Consideration will be given to recent bid prices for other securities with the same or comparable ranking, yield or other features as those being valued;

             (c) Adjustments are to be made where preconditions or restrictions generally recognized to have a significant impact on market valuation exist as to the free sale of the securities being valued, such as a requirement that a registration statement under the Securities Act of 1933 be filed or brought up to date, or that a prospectus be delivered to the purchaser; and

             (d) Any of the criteria commonly used in investment analysis to value securities for which there is not a readily available or reliable market price.

          (3) In all instances where the guidelines of (2) are applicable, the officers of the Separate Account will report to the Board at the next regular meeting their action for specific approval or rejection.

     Section 2. Determination Binding. Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or in accordance with the direction of the Board of Managers, as to the amount of the assets, debts, obligations, or liabilities of the Separate Account, as to the amount of any liabilities or creating such liabilities or expenses, as to the use, alteration or cancellation or any liabilities or expenses (whether or not any debt, obligation or liability for which such liabilities or expenses have been created, have been paid or discharged or are then or after required to be paid or discharged), as to the price or closing bid or asked price of any security owned or held by the Separate Account, as to the market value of any security or fair value or any other asset of the Separate Account, as to the number of units of the Separate Account outstanding, as to the estimated expense to the Separate Account in connection with purchases of assets or units, as to the ability to liquidate securities in orderly fashion, or as to any other matters relating to the issue, sale, purchase and/or acquisition or disposition of securities or units of the Separate Account, will be final, conclusive and binding.

                                  ARTICLE VIII

                                   AMENDMENTS

     These Rules and Regulations, subject to applicable law, may be altered, amended or repealed by vote of a majority of the Board of Managers as is necessary and appropriate to carry out the purposes of the Separate Account.

                                     * * *

---------------
As adopted on October 31, 1986, by a vote of the Board of Managers of The Travelers Timed Short-Term Bond Account for Variable Annuities.

As amended by a vote of the Board of Managers on July 26, 1996.

                                   EXHIBIT D

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

                            ------------------------

                             RULES AND REGULATIONS

                                       OF

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            ------------------------

                            DATED AS OF MAY 1, 1999

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             RULES AND REGULATIONS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I GENERAL...........................................    1
  Section 1.1. Name.........................................    1
  Section 1.2. Office.......................................    1
  Section 1.3. Purposes.....................................    1
  Section 1.4. Status Under the 1940 Act....................    1
ARTICLE II BOARD OF MANAGERS................................    2
  Section 2.1. Management of the Separate Account...........    2
  Section 2.2. Qualification................................    2
  Section 2.3. Number.......................................    2
  Section 2.4. Term and Election............................    2
  Section 2.5. Composition of the Board of Managers.........    2
  Section 2.6. Resignation and Retirement...................    2
  Section 2.7. Removal......................................    2
  Section 2.8. Vacancies....................................    3
  Section 2.9. Meetings and Vote of Managers................    3
     Section 2.9.1. Regular Meetings........................    3
     Section 2.9.2. Special Meetings........................    3
     Section 2.9.3. Telephonic Meetings.....................    3
     Section 2.9.4. Quorum..................................    3
     Section 2.9.5. Required Vote...........................    3
     Section 2.9.6. Consent in Lieu of a Meeting............    3
  Section 2.10 Officers and Agents..........................    3
     Section 2.10.1. Enumeration............................    3
     Section 2.10.2. Qualification..........................    4
     Section 2.10.3. Election...............................    4
     Section 2.10.4. Term of Office.........................    4
     Section 2.10.5. Titles and Duties......................    4
       (a) Chairman 4.......................................    4
       (b) Secretary 4......................................    4
       (c) Assistant Secretary 4............................    4
       (d) Temporary Secretary 4............................    4
     Section 2.10.6. Powers.................................    4
     Section 2.10.7. Resignation, Retirement, and Removal...    5
     Section 2.10.8. Vacancies..............................    5

                                                              PAGE
                                                              ----
  Section 2.11. Powers and Duties of the Board of
     Managers...............................................    5
     Section 2.11.1. Powers and Duties -- Generally.........    5
     Section 2.11.2. Powers and Duties Regarding Fees and
      Benefits..............................................    6
  Section 2.12. Committees..................................    7
     Section 2.12.1. Generally..............................    7
     Section 2.12.2. Executive Committee....................    7
ARTICLE III CONTRACT OWNERS.................................    7
  Section 3.1. Annual or Regular Meetings...................    7
  Section 3.2. Special Meetings.............................    7
  Section 3.3. Notice of Meetings...........................    8
  Section 3.4. Call of Meetings.............................    8
  Section 3.5. Record Date..................................    8
  Section 3.6. Actions by Written Consent...................    8
  Section 3.7. Required Vote................................    8
  Section 3.8. Proxies......................................    9
  Section 3.9. Quorum.......................................    9
  Section 3.10. Adjournments................................    9
  Section 3.11. Procedure at Meetings.......................    9
  Section 3.12. Voting Powers...............................    9
  Section 3.13. Matters Requiring Contract Owner Action.....    9
ARTICLE IV LIMITATION OF LIABILITY AND INDEMNIFICATION......   10
  Section 4.1. General Provisions...........................   10
     Section 4.1.1. General Limitation of Liability.........   10
     Section 4.1.2. Notice of Limited Liability.............   10
     Section 4.1.3. Liability Limited to Assets of the
      Separate Account......................................   10
  Section 4.2. Liability of Managers........................   10
     Section 4.2.1. Liability for Own Actions...............   10
     Section 4.2.2. Liability for Actions of Others.........   11
     Section 4.2.3. Advice of Experts and Reports of
      Others................................................   11
     Section 4.2.4. Bond....................................   11
     Section 4.2.5. Rules and Regulations Governs Issues of
      Liability.............................................   11
  Section 4.3. Liability of Third Persons Dealing with
     Managers...............................................   11
  Section 4.4. Indemnification..............................   11
     Section 4.4.1. Indemnification of Covered Persons......   11
     Section 4.4.2. Exceptions..............................   12
     Section 4.4.3. Rights of Indemnification...............   12
     Section 4.4.4. Expenses of Indemnification.............   12
     Section 4.4.5. Certain Defined Terms Relating to
      Indemnification.......................................   13
  Section 4.5. Consistent with Applicable Law...............   13

                                                              PAGE
                                                              ----
ARTICLE V VALUATION OF ASSETS...............................   12
  Section 5.1. General......................................   12
  Section 5.2. Suspension of Determination of Value.........   13
  Section 5.3. Computation of Net Assets....................   13
  Section 5.4. Separate Account s Assets....................   13
  Section 5.5. Valuation of Assets..........................   14
  Section 5.6. The Separate Account s Liabilities...........   14
  Section 5.7. Determination Binding........................   14
ARTICLE VI AMENDMENTS.......................................   15
  Section 6.1. General......................................   15
  Section 6.2. Prohibited Retrospective Amendments..........   15
ARTICLE VII MISCELLANEOUS PROVISIONS........................   15
  Section 7.1. Certain Internal References..................   15
  Section 7.2. Certified Copies.............................   15
  Section 7.3. Fiscal Year..................................   15
  Section 7.4. Governing Law................................   15
  Section 7.5. Headings.....................................   15
  Section 7.6. Resolution of Ambiguities....................   16
  Section 7.7. Seal.........................................   16
  Section 7.8. Severability.................................   16
  Section 7.9. Signatures...................................   16

                        THE TRAVELERS INSURANCE COMPANY

                             HARTFORD, CONNECTICUT

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES
                            ------------------------

                             RULES AND REGULATIONS
                            ------------------------

                                   ARTICLE I

                                    GENERAL

     Section 1.1. Name. The name of this separate account will be The Travelers Timed Short-Term Bond Account for Variable Annuities (the "Separate Account"). The name of the Separate Account has been selected by and belongs to The Travelers Insurance Company (the "Company"). The use of its name by the Separate Account will in no way prevent the Company or any company affiliated with the Company from using the name "Travelers" with any other word or words in connection with any other entity or business, whether competitive with the Separate Account or not. The Company's red umbrella service mark may be used by the Separate Account only with the consent of the Company, which reserves the right to withdraw such consent.

     Section 1.2. Office. The office of the Separate Account will be in the City of Hartford, Connecticut.

     Section 1.3. Purposes. The purpose of the Separate Account is to provide an account pursuant to Section 38a-433 of the Connecticut General Statutes (the "CGS"), for assets to be set aside, separate and apart from the other assets of the Company, for the credit and sole benefit of variable insurance contracts issued by the Company and entitled to participate in the Separate Account. The assets of the Separate Account will be held and applied exclusively to meet obligations (including expenses) to provide variable benefits under variable insurance contracts participating in the Separate Account, as provided in such contracts, all in accordance with applicable state law and as may be required to comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") under the 1940 Act.

     Section 1.4. Status Under the 1940 Act. The Separate Account may be registered as an open-end management investment company under the 1940 Act. Such registration may be terminated, however, if and to the extent permitted by law; or the Separate Account may be reorganized and registered as a unit investment trust under the 1940 Act; in each case with the approval (if required by the 1940 Act) of the owners of the outstanding variable insurance contracts issued with respect to the Separate Account (the "Contract Owners"), voted as provided in Article III of these Rules and Regulations. The Separate Account also may be a series company, with separate investment portfolios or funds.

     Any question of interpretation of any term or provisions of these Rules and Regulations having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to the corresponding term or provision of the 1940 Act and to any definition thereof in the 1940 Act or to judicial interpretations thereof, if any, or, in the absence of any controlling judicial decisions, to rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act.

                                   ARTICLE II

                               BOARD OF MANAGERS

     Section 2.1. Management of the Separate Account. The business and affairs of the Separate Account shall be managed by the Managers, and they shall have all powers necessary and desirable to carry out that responsibility, including those specifically set forth in Sections 2.11.1 and 2.11.2 herein.

     Section 2.2. Qualification. Each Manager shall be a natural person. A Manager need not be Contract Owner, a citizen of the United States, or a resident of the State of Connecticut.

     Section 2.3. Number. The number of Managers which shall constitute the entire Board of Managers shall not be less than five (5) nor more than ten (10), which number may be increased or decreased by the Managers, but shall never be less than the minimum number required by the CGS. The number of Managers may be decreased in conjunction with a removal of a Manager pursuant to Section 2.7. Notwithstanding the foregoing, the entire Board of Managers may be comprised of only the initial Manager prior to the effective date of the registration statement registering the Separate Account and the variable insurance contracts under the federal securities laws.

     Section 2.4. Term and Election. Each Manager shall hold office indefinitely. If and to the extent required by the 1940 Act, one or more Managers shall be elected by Contract Owners at a meeting called for that purpose. Any Manager who is appointed by the Managers to fill a vacancy as provided hereunder shall hold his position until the next Contract Owners' meeting, subject to the requirements of the 1940 Act.

     Section 2.5. Composition of the Board of Managers. No election or appointment of a Manager shall take effect if such election or appointment would cause the number of Managers who are interested persons, as defined in Section 2(a)(19) of the 1940 Act ("Interested Persons"), to exceed the number permitted by Section 10 of that Act.

     Section 2.6. Resignation and Retirement. Any Manager may resign or retire as a Manager (without need for prior or subsequent accounting) by an instrument in writing signed by such Manager and delivered or mailed to the Chairman of the Board of Managers. Such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.

     Section 2.7. Removal. Any Manager may be removed with or without cause at any time: (1) by written instrument signed by two-thirds (2/3) of the number of Managers in office prior to such removal, specifying the date upon which such removal shall become effective, or (2) by the affirmative vote of a majority of all votes entitled to be cast of Contract Owners in person or by proxy at any meeting called for that purpose.

     Section 2.8. Vacancies. Any vacancy or anticipated vacancy resulting for any reason, including without limitation the death, resignation, retirement, removal, or incapacity of any of the Managers, or resulting from an increase in the number of Managers may (but need not unless required by the 1940 Act) be filled by a majority of the Managers then in office, subject to the provisions of Section 16 of the 1940 Act, through the appointment in writing of such other person as such remaining Managers in their discretion shall determine. The appointment shall be effective upon the written acceptance of the person named therein to serve as a Manager and agreement by such person to be bound by the provisions of these Rules and Regulations, except that any such appointment in anticipation of a vacancy occurring by reason of the resignation, retirement, or increase in number of Managers to be effective at a later date shall become effective only at or after the effective date of such resignation, retirement, or increase in number of Managers.

     Section 2.9. Meetings and Vote of Managers.

          Section 2.9.1. Regular Meetings. The Managers, from time to time, may provide for the holding of regular meetings of the Managers, and fix their time and place.

          Section 2.9.2. Special Meetings. Special meetings of the Managers may be called by the Chairman of the Board of Managers on twenty-four (24) hours notice to each Manager, either personally, by mail, by telegram, or by facsimile transmission. Special meetings shall be called by the Secretary or Assistant Secretary in like manner and on like notice on the written request of a majority of the Managers then in office.

          Section 2.9.3. Telephonic Meetings. Managers may participate in a meeting of the Managers by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Except to the extent that the 1940 Act has been interpreted otherwise, participation by such means shall constitute presence in person at the meeting.

          Section 2.9.4. Quorum. A majority of the Managers then in office being present in person or by proxy shall constitute a quorum.

          Section 2.9.5. Required Vote. Except as otherwise provided by the 1940 Act, other applicable law, or these Rules and Regulations, any action to be taken by the Managers on behalf of the Separate Account may be taken by a majority of the Managers present at a meeting of Managers at which a quorum is present.

          Section 2.9.6. Consent in Lieu of a Meeting. Except as otherwise provided by the 1940 Act or other applicable law, the Managers may, by unanimous written consent of the Managers then in office, take any action which may have been taken at a meeting of the Managers.

     Section 2.10 Officers and Agents.

          Section 2.10.1. Enumeration. The officers of the Board of Managers shall be a Chairman, a Secretary, and an Assistant Secretary. The Managers may also appoint such other officers as they deem desirable. The Separate Account may also have such agents as the Managers from time to time may in their discretion appoint. Any two or more offices may be held by the same person except that a person who holds more than one office may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

          Section 2.10.2. Qualification. The Chairman shall be a Manager, and may, but need not be, a Contract Owner. Any other officer may, but need not be, a Manager or Contract Owner.

          Section 2.10.3. Election. The Chairman shall be elected by the Managers at the first meeting of the Managers. Other officers may be elected or appointed by the Managers at any meeting of the Managers or at any other time.

          Section 2.10.4. Term of Office. The Chairman shall hold office until his respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Managers.

          Section 2.10.5 Titles and Duties.

             (a) Chairman. Unless the Managers otherwise provide, the Chairman of the Board shall preside at all meetings of the Contract Owners and of the Managers. The Chairman of the Board shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (b) Secretary. The Secretary shall record all proceedings of the Contract Owners and the Managers in books to be kept for such purposes, which books or a copy thereof shall be kept at the principal office of the Separate Account or at such other place as designated by the Managers, in accordance with the requirements of the 1940 Act and rules thereunder. The Secretary shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (c) Assistant Secretary. In the absence of the Secretary or in the event of his or her inability or refusal to act, the Assistant Secretary, or if there is more than one, the Assistant Secretaries in their order of election or in such other order as determined by the Managers, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. The Assistant Secretary shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (d) Temporary Secretary. In the absence of the Secretary and Assistant Secretary from any meeting of the Contract Owners or Managers, the Managers may appoint a temporary secretary at such meeting, who shall perform the duties of the Secretary for the purposes of such meeting.

          Section 2.10.6. Powers. Subject to the other provisions of these Rules and Regulations, each officer shall have, in addition to the duties and powers set forth herein, such duties and powers as are commonly incident to the office occupied by such officer as if the Separate Account were organized as a Connecticut business corporation and such other duties and powers as the Managers may from time to time designate.

          Section 2.10.7. Resignation, Retirement, and Removal. Any officer may resign at any time by written instrument signed by him or her delivered to the Chairman or Secretary or delivered to a meeting of the Managers. Such resignation shall be effective upon receipt unless specified to be effective at some other time. The Managers may remove any officer elected by them with or without cause by the vote or written consent of a majority of the Managers then in office. To the extent that any officer or Manager of the Separate Account receives compensation from the Separate Account (and except as may otherwise be expressly provided in a written agreement with the Separate Account that is not inconsistent with applicable law), no Manager or officer resigning and no officer removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

          Section 2.10.8. Vacancies. Any vacancy or anticipated vacancy resulting for any reason, including without limitation the death, resignation, retirement, removal, or incapacity of the Chairman or the Secretary may be filled by a majority of the Managers then in office through the appointment in writing of such other person as such remaining Managers in their discretion shall determine. The appointment shall be effective upon the written acceptance of the person named therein to serve as in the capacity named therein. Other vacancies may be filled, if at all, by the Managers at a meeting of the Managers or at any other time.

     Section 2.11. Powers and Duties of the Board of Managers.

          Section 2.11.1. Powers and Duties -- Generally. Subject to applicable law, the Board of Managers shall have the following powers, responsibilities, and duties:

             (a) to select and approve annually an independent public accountant for the Separate Account, whose initial selection shall be submitted to the Contract Owners for ratification or rejection if and to the extent required by applicable law;

             (b) to approve an agreement for investment advisory (and any agreement for sub-advisory) services, which agreement shall be submitted to the Contract Owners for approval or rejection if and to the extent required by applicable law;

             (c) to approve an underwriting agreement(s) with a principal underwriter(s) for the Separate Account;

             (d) to consider annually the terms of any agreement or agreements of the nature contemplated by paragraphs (b) or (c) of this Section
        2.11.1 and approve amendments thereto or continuance or termination thereof, subject to any action by the Contract Owners required by applicable law;

             (e) to approve an agreement or agreements for administrative services and/or custody of the assets of the Separate Account, if deemed appropriate;

             (f) to take such action as may be necessary or appropriate with respect to the registration and qualification of the Separate Account and of the variable insurance contracts under the 1940 Act, the Securities Act of 1933 (the 1933 Act), and any applicable state securities and insurance laws;

             (g) to adopt and amend the investment policies and restrictions of the Separate Account, or in the status or classification of the Separate Account under the 1940 Act as contemplated by Section 1.4 of these Rules and Regulations, and, to the extent required by applicable law, to submit the same to the Contract Owners at a meeting of the Contract Owners;

             (h) to add new funds to the Separate Account or eliminate existing funds as they deem appropriate;

             (i) to supervise the investment of the assets of the Separate Account in accordance with the investment policies and restrictions of the Separate Account;

             (j) to determine the value of the net assets of the Separate Account in accordance with Article V hereof, and in particular to determine, in good faith, the fair value of all assets of the Separate Account for which market quotations are not readily available;

             (k) to elect and remove officers and appoint and terminate agents and consultants, any one or more of the foregoing of whom may be a Manager, and provide compensation for the foregoing in the Managers sole discretion;

             (l) to elect, by vote of a majority of the Managers then in office, an Executive Committee and any other committee, and, in the Managers sole discretion, to delegate thereto certain of their powers that may be delegated, subject to Section 2.12 hereof; and

             (m) to enter into any other agreements, or authorize the entrance into the same, on behalf of the Separate Account, and to take any and all actions necessary or proper in connection with the operation and management of the Separate Account and the assets thereof.

          If any insurance regulatory authority should require that the Separate Account make or refrain from making certain investments or disapprove any agreement of the nature referred to in this Section, or if the Company should disapprove any change in the Separate Account s investment policy, investment manager, or principal underwriter initiated by the Contract Owners or the Board of Managers, the Company shall immediately notify the Board of such action in order that a special meeting of the Board of Managers may be called, if desired.

          Section 2.11.2. Powers and Duties Regarding Fees and Benefits. The Board of Managers shall have the power to fix and determine the fee or fees and the reimbursement for expenses, to be paid to Managers or any officer elected or appointed by the Board of Managers, on account of services to the Separate Account or expenses incurred in connection with the Separate Account; and no fees or expenses shall be paid to any such member or officer on such account which is not so fixed and determined by the Board of Managers. Managers and officers who are also officers, directors, or employees of the Company or any company affiliated with the Company shall not be entitled to any fee from the Separate Account. Any fees or expenses so fixed and determined by the Board of Managers may be paid by the Company in accordance with the terms of any expense agreement entered into with the Separate Account.

     In addition, the Managers shall have the power to pay pensions for faithful service, as deemed appropriate by the Managers, and to adopt, establish and carry out pension, profit-sharing, savings, thrift, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing retirement and other benefits, for any or all Managers, officers, employees, and agents of the Separate Account, each in accordance with and subject to the requirements of applicable law.

     Section 2.12.  Committees.

          Section 2.12.1. Generally. The Managers, by vote of the Managers then in office, may elect from their number an Executive Committee or any other committee, and may delegate thereto some or all of their powers except those which by law or by these Rules or Regulations may not be delegated. Except as the Managers may otherwise determine, any committee established by a majority of the Managers then in office may make rules for the conduct of its business, but unless otherwise provided by the Managers or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Rules and Regulations of the Separate Account for the Managers themselves. All members of such committees shall hold such offices at the pleasure of the Managers. The Managers may abolish any committee at any time. Any committee to which the Managers delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Managers. The Managers shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

          Section 2.12.2. Executive Committee. The Executive Committee, if there shall be one, shall have all of the powers and authority of the Managers that may lawfully be exercised by an Executive Committee, except the power to recommend to the Contract Owners any action which requires the Contract Owners approval; or approve any merger, reorganization, or exchange which does not require Contract Owners approval. Notwithstanding the foregoing, the Managers may limit the powers and authority of the Executive Committee at any time.

                                  ARTICLE III

                                CONTRACT OWNERS

     Section 3.1. Annual or Regular Meetings. No annual or regular meetings of Contract Owners are required.

     Section 3.2. Special Meetings. Special meetings of Contract Owners may be called by the Chairman of the Board of Managers or the Managers from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Contract Owners as herein provided or upon any other matter upon which Contract Owner approval is deemed by the Managers to be necessary or desirable. A special meeting shall be called by the Secretary of the Separate Account upon (i) the request of a majority of the Managers then in office, or
(ii) the written request of Contract Owners entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting subject to the requirements of Section 16(c) of the 1940 Act.

     Section 3.3. Notice of Meetings. Written notice of any meeting of Contract Owners shall be given or caused to be given by the Managers by mailing or transmitting such notice not less than ten (10) nor more than sixty (60) days before such meeting, postage prepaid, stating the time, place, and purpose of the meeting, to each Contract Owner entitled to vote at such meeting as of the Record Date, at the Contract Owner s address as it appears on the records of the Separate Account. Notice of any adjourned meeting will not be required. Whenever any notice of time, place, or any other matter is required to be given to Contract Owners, a waiver thereof in writing signed by the Contract Owner entitled to the notice, whether before or after the time stated in the notice, will be deemed equivalent to the giving of notice. Any waivers will be filed with the records of the meeting.

     Section 3.4. Call of Meetings. The Managers shall promptly call and give notice of a meeting of Contract Owners for the purpose of voting upon removal of any Manager of the Separate Account when requested to do so in accordance with
Section 3.2. For all other matters, the Managers shall call or give notice of a meeting within thirty (30) days after written application by Contract Owners entitled to cast at least ten percent (10%) of all the votes entitled to be cast on the matter request a meeting be called.

     Section 3.5. Record Date. The records of the Company will be conclusive in determining Contract Owners entitled to vote. The number of votes which the Contract Owner may cast will be determined as of the record date chosen by the Board of Managers not more than seventy-five (75) nor less than twenty (20) days prior to the date of any meeting of the Contract Owners, provided that the record date may be less than twenty days prior to the initial meeting of Contract Owners. Prior to the commencement of payments under a variable insurance contract, the number of votes will equal the number of Accumulation Units credited to the contract. After variable payments have commenced, the number of votes will equal the amount of the assets in the Separate Account established to meet variable obligations related to the contract, divided by the value of an Accumulation Unit.

     The Company will furnish to the Contract Owner (or mail in accordance with his instructions) proxy materials. In no case will the Company be under any duty to inquire as to the instructions received by, or the authority of, the Contract Owner, with respect to votes cast by an Contract Owner in person or by proxy, which will be valid and effective insofar as the Company, the Separate Account, and other Contract Owners are concerned.

     Section 3.6. Actions by Written Consent. Except as otherwise required by the 1940 Act, other applicable law, or these Rules and Regulations, any action taken by Contract Owners may be taken without a meeting if Contract Owners entitled to cast at least a majority of all the votes entitled to be cast on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of these Rules and Regulations) consent to the action in writing and such written consents are filed with the records of the meetings of Contract Owners. Such consent shall be treated for all purposes as a vote taken at a meeting of Contract Owners.

     Section 3.7. Required Vote. Subject to any provision of law requiring the authorization of any matter by a greater proportion, any matter on which the Contract Owners vote shall be approved by the affirmative vote of the votes entitled to be cast on such matter at a meeting of the

Contract Owners at which a quorum is present, except that Managers shall be elected by a plurality of the votes cast at such meeting.

     Section 3.8. Proxies. A Contract Owner may vote either in person or by proxy duly executed by the Contract Owner and transmitted to the Separate Account by mail, facsimile, or any other form of transmission permitted by applicable law. A proxy for any meeting will be valid for any adjournment of such meeting.

     Section 3.9. Quorum. Subject to applicable law, Contract Owners entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at any annual or special meeting of the Contract Owners, provided that there is represented, either in person or by proxy, at any meeting, twenty percent (20%) of the votes entitled to be cast. If a quorum is not present, a majority of votes represented may adjourn the meeting to some later time. When a quorum is present, a majority of the votes represented in person or by proxy will determine any questions, except as may be otherwise provided by these Rules and Regulations or by applicable law.

     Section 3.10. Adjournments. Adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

     Section 3.11. Procedure at Meetings. The Chairman and Secretary of the Board of Managers shall act as Chairman and Secretary, respectively, of every meeting of the Contract Owners, or in the absence of both, such other person or persons as the meeting shall select by voice vote. The chairman of the meeting shall appoint such inspectors of election, tellers, or other officers or committees of the meeting as may be necessary to determine the vote on any question or the right of any person or proxy to vote at the meeting.

     Section 3.12. Voting Powers. The Contract Owners shall have power to vote only with respect to matters expressly enumerated in Section 3.13 or with respect to such additional matters relating to the Separate Account as may be required by the 1940 Act, this Separate Account, any registration of the Separate Account with the SEC or any state, or as the Managers may otherwise deem necessary or desirable.

     Section 3.13. Matters Requiring Contract Owner Action. Action by the Contract Owners shall be required as to the following matters:

          (a) to elect or remove Managers as provided in Sections 2.4 and 2.7 hereof;

          (b) to approve any agreement or arrangement with a third party provider of services as to which Contract Owner approval is required by the 1940 Act;

          (c) to ratify the selection of an initial independent public accountant and any independent public accountant other than the current accountant, and terminate the employment of such accountant, if and to the extent required by applicable law ;

          (d) to authorize changes in the fundamental investment restrictions and/or policies of the Separate Account, if and to the extent required by applicable law; and

          (e) to approve any acts, transactions, or other agreements that may be submitted to a vote of the Contract Owners by the Board of Managers.

                                   ARTICLE IV

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 4.1. General Provisions.

          Section 4.1.1. General Limitation of Liability. No personal liability for any debt or obligation of the Separate Account shall attach to any Manager, officer, or employee of the Separate Account or Contract Owner. Without limiting the foregoing, a Manager shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, agent, or employee, of the Separate Account, nor shall any Manager be responsible or liable for the act or omission of any other Manager of the Separate Account. Similarly, an officer or employee of the Separate Account or Contract Owner shall not be responsible for or liable in any event for any neglect or wrongdoing of any Manager or agent of the Separate Account, or any other officer or employee of the Separate Account or Contract Owner. Every note, bond, contract, instrument, certificate, or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Separate Account or the Managers or any Manager in connection with the Separate Account shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Managers or Manager and neither such Managers or Manager shall be personally liable thereon.

          Section 4.1.2. Notice of Limited Liability. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Managers or by any officers or officer shall recite that the same was executed or made by or on behalf of the Separate Account by them as Managers or Manager or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them but are binding only upon the assets and property of the Separate Account, and may contain such further recitals as they or he may deem appropriate, but the omission thereof shall not operate to bind any Managers or Manager or officers or officer individually.

          Section 4.1.3. Liability Limited to Assets of the Separate
     Account. All persons extending credit to, contracting with, or having any claim against the Separate Account shall look only to the assets of the Separate Account, as appropriate, for payment under such credit, contract or claim, and neither the Managers nor any of the Separate Account s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

     Section 4.2. Liability of Managers. The exercise by the Managers of their powers and discretion hereunder shall be binding upon the Separate Account, and any other person dealing with the Separate Account. The liability of the Managers, however, shall be limited by this Article IV.

          Section 4.2.1. Liability for Own Actions. A Manager shall be liable to the Separate Account only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Manager, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

          Section 4.2.2. Liability for Actions of Others. The Managers shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrative distributor, principal underwriter, custodian, transfer agent, dividend disbursing agent, Contract Owner, servicing agent, or accounting agent of the Separate Account, nor shall any Manager be responsible for any act or omission of any other Manager.

          Section 4.2.3. Advice of Experts and Reports of Others. The Managers may take advice of counsel or other experts with respect to the meaning and operation of these Rules and Regulations and their duties as Managers hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Managers, when acting in good faith, shall be entitled to rely upon the books of account of the Separate Account and upon written reports made to the Managers by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner, or responsible employee of any other party to any contract entered into hereunder.

          Section 4.2.4. Bond. The Managers shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4.2.5. Rules and Regulations Governs Issues of Liability. The provisions of these Rules and Regulations, to the extent that they restrict the duties and liabilities of the Managers otherwise existing at law or in equity, are agreed by the Contract Owners and all other Persons bound by these Rules and Regulations to replace such other duties and liabilities of the Managers.

     Section 4.3. Liability of Third Persons Dealing with Managers. No person dealing with the Managers shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Managers or to see to the application of any payments made or property transferred to the Separate Account or upon its order.

     Section 4.4. Indemnification.

          Section 4.4.1. Indemnification of Covered Persons. Subject to the exceptions and limitations contained in Article IV, every person who is, or has been, a Manager, officer, employee, or agent of the Separate Account, including persons who serve at the request of the Separate Account as Managers, officers, employees, or agents of another organization in which the Separate Account has an interest as a shareholder, creditor or otherwise (hereinafter referred to as Covered Person ), shall be indemnified by the Separate Account to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Manager, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

          Section 4.4.2. Exceptions. No indemnification shall be provided hereunder to a Covered Person:

             (a) For any liability to the Separate Account arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

             (b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Separate Account; or

             (c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this
        Section 4.4.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Managers (as such term is defined in
        Section 4.4.5) acting on the matter (provided that a majority of Disinterested Managers then in office act on the matter); or (ii) a written opinion of independent legal counsel.

          Section 4.4.3. Rights of Indemnification. The rights of indemnification herein provided may be insured against by policies maintained by the Separate Account, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Separate Account personnel other than Covered Persons may be entitled by contract or otherwise under law.

          Section 4.4.4. Expenses of Indemnification. Expenses of preparation and indemnification under this Section 4.4.4 shall be advanced by the Separate Account prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.4.4, provided that either:

             (a) Such undertaking is secured by a surety bond or some other appropriate security or the Separate Account shall be insured against losses arising out of any such advances; or

             (b) A majority of the Disinterested Managers acting on the matter (provided that a majority of the Disinterested Managers then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there reason to believe that the recipient ultimately will be found entitled to indemnification.

          Section 4.4.5. Certain Defined Terms Relating to Indemnification. As used in this Article IV, the following words shall have the meanings set forth below:

             (a) A Disinterested Manager is one (i) who is not an Interested Person of the Separate Account (including anyone, as such Disinterested Manager, who has been exempted from being an interested person by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

             (b) Claim, action, suit or proceeding shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened;

             (c) An Independent Legal Counsel is counsel who is not a Manager, officer, employee, or Interested Person of the Separate Account or the Company, and who the Covered Person who is submitting the indemnification claim and the Managers agree will exercise impartial legal judgment; and

             (c) "Liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Section 4.5. Consistent with Applicable Law. No indemnification provided by this Section shall be inconsistent with any applicable law, including the 1940 Act and the 1933 Act.

                                   ARTICLE V

                              VALUATION OF ASSETS

     Section 5.1. General. The Board of Managers shall have the power and duty to determine the value of the net assets of the Separate Account and to adopt procedures relating thereto. The Board may establish a securities valuation committee, appoint one or more agents, or enter into other arrangements with third parties to assist it in the determination of the value of some or all of the securities in the Separate Account's portfolio and to make the actual calculations pursuant to directions of the Board of Managers. Any securities valuation committee, if established, or any agents appointed by the Board of Manager will have the duty and responsibility to continuously review the appropriateness of any valuation method established by the Board and to inform the Board whenever they determine that any method is no longer appropriate. The data and information considered in implementing the valuation methods adopted by the Board will be retained for inspection by the Separate Account's independent auditors.

     Section 5.2. Suspension of Determination of Value. The Board of Managers may declare a suspension of the determination of the value of the net assets of the Account to the extent permitted by the 1940 Act.

     Section 5.3. Computation of Net Assets. The value of the net assets of the Separate Account as of any particular time shall be the value of the assets of the Separate Account less its liabilities.

     Section 5.4. Separate Account's Assets. The Separate Account's assets shall be deemed to include: (a) all cash on hand or on deposit, including any interest accrued thereon, (b) all bills and demand notes and accounts receivable, (c) all securities owned by or on behalf of the Separate Account, (d) all stock and cash dividends and cash distributions payable but not yet received on behalf of the Separate Account (when the valuation of the underlying securities is being determined ex-dividend), (e) all interest accrued on any interest-bearing securities owed on behalf of the Separate Account (except accrued interest included in the valuation of the underlying security) and (f) all other property of every kind and nature, including prepaid expenses.

     Section 5.5. Valuation of Assets. The value of the Separate Account's assets will be determined in accordance with the 1940 Act, rules and regulations, releases and orders of the SEC from time to time in effect thereunder, valuation procedures adopted by the Board of Mangers, and the Separate Account's then-effective registration statement.

     Section 5.6. The Separate Account's Liabilities. The Separate Account's liabilities will be deemed to include (a) all bills and accounts payable, (b) all administrative or other expenses accrued which are chargeable to the Separate Account, (c) all contractual obligations for the payment of money or property, (d) all reserves authorized or approved by the Board of Managers for taxes or contingencies, and (e) all other liabilities of whatsoever kind and nature.

     Section 5.7. Determination Binding. Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or pursuant to the direction of the Board of Managers, as to the amounts of the assets, debts, obligations or liabilities of the Separate Account, as to the amount of any reserves, liabilities, or expenses set up and the propriety thereof, as to the time of or purpose for creating such reserves, liabilities, or expenses, as to the use, alteration or cancellation of any reserves, liabilities, or expenses (whether or not any debt, obligation or liability for which such reserves, liabilities or expenses shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any securities owed or held by the Separate Account, as to the market value of any securities or fair value of any other asset of the Separate Account, as to the estimated expense of the Separate Account in connection with purchases of assets, as to the ability of liquidate securities in an orderly fashion, as to the number of Accumulation or Annuity Units of the Separate Account outstanding, or as to any other matters relating to the sale, purchase and/or other acquisition or disposition of securities or units of the Separate Account, shall be final, conclusive and binding. The foregoing sentence shall not be construed to protect any Manager, officer, or agent of the Separate Account against any liability to the Separate Account or Contract Owners to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or agency; nor shall the foregoing sentence be constructed as a waiver of compliance with any provision of the 1940 Act or with any rule, regulation, or order promulgated under said Act.

                                   ARTICLE VI

                                   AMENDMENTS

     Section 6.1. General. Except as otherwise specifically provided herein or as required by the 1940 Act or other applicable law, these Rules and Regulations may be amended at any time by an instrument in writing signed by a majority of the Managers then in office.

     Section 6.2. Prohibited Retrospective Amendments. No amendment of these Rules and Regulations or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to Managers and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1. Certain Internal References. In these Rules and Regulations or in any such amendment, references to these Rules and Regulations, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to these Rules and Regulations as a whole and as amended or affected by any such amendment.

     Section 7.2. Certified Copies. The original or a copy of these Rules and Regulations and of each amendment hereto shall be kept in the office of the Separate Account. Anyone dealing with the Separate Account may rely on a certificate by an officer or Manager of the Separate Account as to whether or not any such amendments have been made and as to any matters in connection with the Separate Account hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Manager of the Separate Account to be a copy of these Rules and Regulations or of any such amendments.

     Section 7.3. Fiscal Year. The fiscal year of the Separate Account shall end on December 31, or such other date as fixed by resolution of the Managers.

     Section 7.4. Governing Law. These Rules and Regulations are executed and delivered with reference to the laws of the State of Connecticut by all of the Managers whose signatures appear below, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the applicable laws of the State of Connecticut (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws). All references to sections of the 1940 Act, or any rules or regulations thereunder, refer to such sections, rules, or regulations in effect as of the date of, or any successor sections, rules, or regulations thereto.

     Section 7.5. Headings. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 7.6. Resolution of Ambiguities. The Managers may construe any of the provisions of these Rules and Regulations, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Managers in good faith shall be conclusive as to the meaning to be given to such provisions. In construing these Rules and Regulations, the presumption shall be in favor of a grant of power to the Managers.

     Section 7.7. Seal. No official seal of the Separate Account shall be required to execute any instruments on behalf of the Managers.

     Section 7.8. Severability. The provisions of these Rules and Regulations are severable, and if the Managers shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these Rules and Regulations; provided, however, that such determination shall not affect any of the remaining provisions of these Rules and Regulations or render invalid or improper any action taken or omitted prior to such determination. If any provision of these Rules and Regulations shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these Rules and Regulations in any jurisdiction.

     Section 7.9. Signatures. To the extent permitted by applicable law, any instrument signed pursuant to a validly executed power of attorney shall be deemed to have been signed by the Manager or officer executing the power of attorney.

                              THE TRAVELERS TIMED
                                   SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-157                                                              1999

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES Proxy for the Annual Meeting of Contract Owners to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Timed Short-Term Bond Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract
Owners to be held at 9:00 a.m. on Friday, April 30, 1999 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                                   FOR       WITHOLD        FOR, except
Please vote by filling in the appropriate box(es) below.                           all      AUTHORITY      vote withheld
                                                                                  nominees    for all       for nominees
                                                                                             nominees       listed below
1.       Election of the Board of Managers - Nominees:                              / /         / /            / /
         Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis
         Mandell, and Frances M. Hawk.

                                                                                    FOR        AGAINST         ABSTAIN
2.       Ratification of the selection of KPMG LLP                                  / /         / /            / /
         independent accountants for the fiscal year ending December 31, 1999.

3.       Approval of the Administrative Services Agreement and Agreement to        / /          / /            / /
         Provide Guarantees between The Travelers Timed Short-Term Bond
         Account for Variable Annuities and The Travelers Insurance
         Company.

4.       Approval of the revised Rules and Regulations                            / /          / /            / /



In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

            PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 3 AND 4. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 3 AND 4.

                ----------------------------------------
                PLEASE MARK, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED
                PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                ----------------------------------------

                PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.




                DATE:_________________,1999

                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                ----------------------------------------------------------




                ----------------------------------------------------------
                Signature(s) if held jointly (Title(s), if required)